Concentrations of Risk	12 Months Ended
Dec. 31, 2019
Risks and Uncertainties [Abstract]
Concentrations of Risk
25. Concentrations of Risk
Distribution
—The Company’s principal concentration of risk is related to its limited distribution channels in the OEM Business es
which is included in discontinued operations. The Company’s revenues include the distribution efforts of fourteen independent companies with significant revenues coming from three of the distribution companies, Zimmer Biomet Holdings Inc. (“Zimmer”), Medtronic, PLC (“Medtronic”) and DePuy Synthes (“Synthes”), a Johnson & Johnson Inc. subsidiary. The following table presents percentage of total revenues derived from the Company’s largest distributors:

	For the Year Ended December 31,
	2019	2018	2017
Percent of revenues derived from:
Distributor
Zimmer	18%	21%	17%
Medtronic	7%	8%	9%
Synthes	4%	5%	4%
The Company’s distribution agreements are subject to termination by either party for a variety of causes. No assurance can be given that such distribution agreements will be renewed beyond their expiration dates, continue in their current form or at similar
rate structures. Any termination or interruption in the distribution of the Company’s implants through one of its major distributors could have a material adverse effect on the Company’s operations.

Tissue Supply
—The Company’s OEM Busines
se
s operations which are included in discontinued operations are dependent on the availability of tissue from human donors. For all of the tissue recoveries, the Company relies on the efforts of independent procurement agencies to educate the public and increase the willingness to donate bone tissue. These procurement agencies may not be able to obtain sufficient tissue to meet present or future demands. Any interruption in the supply of tissue from these procurement agencies could have a material adverse effect on the
Company’s operations.